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                          UNITED STATES DISTRICT COURT
                          WESTERN DISTRICT OF LOUISIANA
                               LAFAYETTE DIVISION

OMNI ENERGY SERVICES CORP.            Section                      NO. CV05-0138
                                      Section
     VERSUS                           Section
                                      Section
MANCHESTER SECURITIES CORP.,          Section
ELLIOTT MANAGEMENT                    Section                     JUDGE MELANCON
CORPORATION, GEMINI INVESTMENT        Section
STRATEGIES, LLC, GEMINI MASTER        Section
FUND, LTD., PROVIDENT PREMIER         Section
MASTER FUND, LTD., PORTSIDE           Section              MAGISTRATE JUDGE HILL
GROWTH AND OPPORTUNITY FUND;          Section
and RAMIUS CAPITAL GROUP, LLC         Section
                                      Section

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

      This Settlement Agreement and Mutual Release (the "Agreement") is executed by and between OMNI ENERGY SERVICES CORP., Plaintiff (as defined below), and PORTSIDE GROWTH AND OPPORTUNITY FUND and RAMIUS CAPITAL GROUP, LLC, Defendants (as defined below). Accordingly, this Agreement does not settle, release or resolve any claim or cause of action against MANCHESTER SECURITIES CORP, ELLIOTT MANAGEMENT CORPORATION, GEMINI INVESTMENT STRATEGIES, LLC, GEMINI MASTER FUND, LTD., or PROVIDENT PREMIER MASTER FUND, LTD. (collectively, the "Other Defendants").

                                   DEFINITIONS

      1. "Plaintiff" means OMNI ENERGY SERVICES CORP. and each of its agents, representatives, employees, assigns, officers, directors, council members, staff, affiliates, parent corporations or entities, owned or controlled entities, agencies, predecessors, successors, and/or indemnitors.

      2. "Defendants" means PORTSIDE GROWTH AND OPPORTUNITY FUND ("PORTSIDE") and RAMIUS CAPITAL GROUP, LLC ("RAMIUS") and each of their respective agents, representatives, employees, assigns, officers, directors, managers, members, council members, shareholders, staff, affiliates, parent corporations or entities, owned or controlled entities, agencies, predecessors, successors, and/or indemnitors. "Defendants" does not include the Other Defendants.

      3. "Parties" means PLAINTIFF and Defendants jointly.

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      4. The "Lawsuit" means the legal action filed by PLAINTIFF against
Defendants in Cause No. CV05-0138; OMNI ENERGY SERVICES CORP. v. PORTSIDE GROWTH AND OPPORTUNITY FUND, et al, filed in the United States District Court, Western District of Louisiana, Lafayette Division (the "Court").

      5. The "Securities Purchase Agreement" means that certain agreement dated as of February 12, 2004, by and among PLAINTIFF, PORTSIDE and certain of the Other Defendants. Pursuant to the terms of the Securities Purchase Agreement, PLAINTIFF issued Debentures and Warrants to PORTSIDE.

      6. The "Second Securities Purchase Agreement" means that certain agreement dated as of April 15, 2004, by and among PLAINTIFF, PORTSIDE and certain of the Other Defendants. Pursuant to the terms of the Second Securities Purchase Agreement, PLAINTIFF issued Debentures and Warrants to PORTSIDE.

      7. The "Amendment and Conditional Waiver Agreement" means that certain agreement dated as of October 8, 2004, by and among PLAINTIFF, PORTSIDE and certain of the Other Defendants. Pursuant to the terms of the Amendment and Conditional Waiver Agreement, PLAINTIFF and PORTSIDE agreed to modify and waive certain terms and conditions of the Securities Purchase Agreement, the Second Securities Purchase Agreement and Debentures.

      8. The "Registration Rights Agreement" means that certain Amended and Restated Registration Rights Agreement dated as of April 15, 2004, by and among PLAINTIFF, PORTSIDE and certain of the Other Defendants (which amended and restated in its entirety that certain Registration Rights Agreement dated as of February 12, 2004, as amended by Amendment No. 1 to Registration Rights Agreement dated as of April 15, 2004).

      9. The "Transaction" means all rights and responsibilities by and among PLAINTIFF and PORTSIDE concerning or relating to the Securities Purchase Agreement, the Second Securities Purchase Agreement, the Amendment and Conditional Waiver Agreement, the Registration Rights Agreement, and/or the issuance or right to the issuance of any Debentures or Warrants to PORTSIDE under any of the foregoing.

      10. The "Debentures" means the 6.5% convertible debentures purchased from PLAINTIFF by PORTSIDE pursuant to the terms of the Securities Purchase Agreement and the Second Securities Purchase Agreement.

      11. "Common Stock" means the common stock, $.01 par value, of PLAINTIFF.

      12. The "Warrants" means the warrants to purchase shares of Common Stock issued to PORTSIDE pursuant to the Securities Purchase Agreement and the Second Securities Purchase Agreement.

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      13. Certain other terms may be defined within the text of this Agreement and those defined terms apply with equal force as if defined within this section.

                             RECITALS AND AGREEMENTS

      WHEREAS, a controversy has arisen between the Parties concerning the alleged short-swing trading in the Common Stock while the Defendants and the Other Defendants, as an alleged "group," beneficially owned more than ten percent of the Common Stock; and

      WHEREAS, the Parties wish to compromise and settle the Lawsuit as described herein;

      NOW THEREFORE, in consideration of the premises, mutual covenants and terms hereunder, the sufficiency of which consideration is hereby mutually acknowledged by the Parties, the Parties hereby agree as follows:

      1. Settlement Terms. In consideration for and in exchange for entering into this Agreement, the Parties agree to the following settlement terms.

            (a) PLAINTIFF agrees to seek Court approval of this Agreement and to dismiss PORTSIDE and RAMIUS from the Lawsuit, with prejudice, immediately after execution of this Agreement, by filing the Plaintiffs' Unopposed Motion to Dismiss PORTSIDE GROWTH AND OPPORTUNITY FUND and RAMIUS CAPITAL GROUP, LLC With Prejudice (in the form attached hereto as Exhibit A) with the Court.

            (b) Simultaneously with the execution of this Agreement, in full satisfaction and extinguishment of the Debentures (including principal and accrued interest), PLAINTIFF will:

                  (i) issue PORTSIDE 500,000 unregistered shares of Common Stock pursuant to a conversion of Debentures having an outstanding principal balance equal to $850,000.00;

                  (ii) make PORTSIDE a cash payment equal to $1,000,000; and

                  (iii) execute and deliver to PORTSIDE a Subordinated Note (in the form attached hereto as Exhibit B) in an original principal amount equal to $1,074,480.09 (the "Subordinated Note").

      The cash payment to be made by PLAINTIFF under subsection (b)(ii) above shall be made by wire transfer of immediately available funds to an account specified by PORTSIDE. The shares of Common Stock shall be delivered to PORTSIDE pursuant to certificates denominated as requested by PORTSIDE. Upon PORTSIDE'S receipt of the items and amounts required to be delivered or paid as provided in this subsection (b), PORTSIDE shall deliver the original Debentures to PLAINTIFF, which shall be marked "Paid in Full," for

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      cancellation. PLAINTIFF agrees that the cash payment to PORTSIDE represents the payment of principal on the Debentures and the Common Stock represents a conversion of the Debentures.

            (c) Subject to the performance by PLAINTIFF of all of its obligations in subsections (a) and (b) above, PLAINTIFF and PORTSIDE hereby agree that all of the rights, duties and obligations of either party to the other under the Securities Purchase Agreement, the Second Securities Purchase Agreement, the Registration Rights Agreement, the Amendment and Conditional Waiver Agreement and the Debentures are hereby terminated. The Warrants shall remain in full force and effect and shall not be modified by this Agreement.

            (d) PLAINTIFF and PORTSIDE agree to execute the form of 2005 Registration Rights Agreement attached hereto as Exhibit C (the "2005 Registration Rights Agreement"), simultaneously with the execution of this Agreement, in order to provide PORTSIDE certain rights relating to the registration of shares of Common Stock issued to PORTSIDE pursuant to
      Section 1(b)(i) above and which may be issued to PORTSIDE under the Subordinated Note or upon exercise of the Warrants. PLAINTIFF and PORTSIDE agree that, as between themselves, the Registration Rights Agreement is of no further force or effect.

            (e) The Parties shall agree on the terms of a press release and PLAINTIFF shall issue such press release on the business day immediately following the effective date of this Agreement, announcing the dismissal, with prejudice, of the Lawsuit against PORTSIDE and RAMIUS and describing the other terms of this Agreement. In addition, PLAINTIFF shall file a Current Report on Form 8-K with the Securities and Exchange Commission within four business days of the effective date of this Agreement describing the terms of this Agreement and attaching this Agreement, the form of Subordinated Note and the 2005 Registration Rights Agreement as exhibits.

            (f) PORTSIDE hereby agrees to execute, simultaneously with the transactions contemplated by this Agreement, two subordination agreements, satisfactory in form and substance to General Electric Capital Corporation, as agent ("GECC"), and Webster Business Credit Corporation, respectively, subordinating (on the terms and to the extent provided in such subordination agreements) the indebtedness evidenced by the Subordinated Note to the indebtedness of the PLAINTIFF and its subsidiaries to General Electric Capital Corporation and Webster Business Credit Corporation ("Webster").

            (g) PLAINTIFF and PORTSIDE agree to designate an entity to serve as escrow agent hereunder (the "Escrow Agent"), and to enter into an escrow agreement, in substantially the form of Exhibit D hereto (the "Escrow Agreement"). Pursuant to the terms of the Escrow Agreement, PLAINTIFF shall at all times, until the payment in full of the Subordinated Note, have deposited with the Escrow Agent that number of shares of its Common Stock which is equal to the amounts that would be required for two quarterly payments under the Subordinated Note, if such payments were to be paid in Common Stock

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      in accordance with the formula set forth in Section 8 of the Subordinated
      Note; provided that the minimum number of shares deposited (at the time of such deposit) shall be equal to at least two times the amount of the next quarterly payment under the Subordinated Note, divided by 75% of the trailing 90-day average closing price of the Common Stock. The Escrow Agent shall deliver to PORTSIDE certificates representing a quarterly payment in shares of Common Stock promptly after receipt of a certificate from PORTSIDE delivered after the due date for a quarterly payment under the Subordinated Note that such share payment is due and owing to it because (x) PORTSIDE has received a written notice from GECC or Webster that a default by PLAINTIFF on the indebtedness of PLAINTIFF to GECC or Webster has occurred (other than a default arising from PLAINTIFF'S failure to pay any amount due to GECC or Webster under the terms of such indebtedness), (y) the due date for the payment under the Subordinated Note shall have arrived or passed and (z) PORTSIDE has elected to receive such payment in shares of Common Stock. In the event that a payment of Common Stock is made to PORTSIDE pursuant to the Escrow Agreement, then PLAINTIFF shall deposit additional shares of Common Stock based upon current application of the formula contained in the Subordinated Note, subject to the minimum amount calculation provided above.

            (h) PLAINTIFF and PORTSIDE agree to execute the form of Voting Agreement attached hereto as Exhibit E, simultaneously with the execution of this Agreement, in order to assign the right to vote the shares of Common Stock issued to PORTSIDE under subsection (b)(i) and the shares of Common Stock issuable, in certain events, to PORTSIDE under the Subordinated Note to an executive officer of PLAINTIFF, until such shares of Common Stock have been sold by PORTSIDE.

            (i) The Parties acknowledge that this Agreement is made as a compromise and settlement to avoid further expense and to terminate for all time the controversy between them. None of the Parties admits or concedes any liability or wrongdoing of any kind or character.

            (j) It is expressly agreed by the Parties that in the event PLAINTIFF files for protection under the United States Bankruptcy Code, PORTSIDE shall retain its original claim(s) for the full amount due and owing to it under the Debentures as of the date of this Agreement (reduced for any payments made (whether by payment of cash or delivery of equity securities) pursuant to subsection (b) above or hereafter and not disallowed) under the Debentures. It is the intention of the Parties that if PLAINTIFF files for bankruptcy protection, PORTSIDE may proceed to collect the entire amount owed to it under the Debentures (principal and accrued interest less any payments actually received and not disallowed, whether as a "voidable preference," "fraudulent conveyance" or otherwise). The Parties expressly represent that they do not intend this provision to be subject to challenge or invalidation as an "ipso facto" clause under
      Section 365(e) of the Bankruptcy Code.

      2. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission (the "Commission") which permit the sale to

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the public of the shares of Common Stock issued to PORTSIDE pursuant to Section
1(b)(i) above or upon exercise of the Warrants, without registration, PLAINTIFF agrees to:

            (a) Make and keep public information available, as those terms are defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), at all times that PLAINTIFF is subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act");

            (b) File with the Commission in a timely manner all reports and other documents required of PLAINTIFF under the Securities Act or the Exchange Act; and

            (c) So long as PORTSIDE owns any of the shares of Common Stock issued to PORTSIDE pursuant to Section 1(b) above, to furnish to PORTSIDE promptly upon request a written statement by PLAINTIFF as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of PLAINTIFF, and such other reports and documents of the PLAINTIFF and other information as PORTSIDE may reasonably request in order to comply with any rule or regulation of the Commission allowing PORTSIDE to sell any such securities without registration.

PLAINTIFF represents and warrants to, and for the benefit of, PORTSIDE, that PLAINTIFF has registered the Common Stock pursuant to Section 12 of the Exchange Act, has been subject to the reporting requirements of Section 13 of the Exchange Act for a period of at least 90 days immediately preceding the date of this Agreement, and has filed all the reports required to be filed under the Exchange Act during the 12 months preceding such date. PLAINTIFF further represents that, for purposes of Rule 144(d), PORTSIDE may tack the holding period of the Debentures to the holding period of the Common Stock issued to PORTSIDE hereunder. PLAINTIFF shall cause to be issued any opinion of counsel required in connection with any sale of Common Stock by PORTSIDE under Rule 144.

      3. Representations of PORTSIDE and RAMIUS. PORTSIDE and RAMIUS hereby represent and warrant to, and for the benefit of, PLAINTIFF that:

            (a) PORTSIDE was the owner of $3,750,000.00 in original principal amount of Debentures and, as of the date of this Agreement, is the record and beneficial owner of $2,765,625.00 in principal amount of such Debentures is an aggregate ; and

            (b) PORTSIDE and RAMIUS have not filed or caused to be filed any legal action against PLAINTIFF as of the date of this Agreement.

      4. Release of Claims by PLAINTIFF. In exchange for receiving a release of the indebtedness (including principal and accrued interest) evidenced by the Debentures owned by PORTSIDE, and compliance with all terms set forth in this Agreement, PLAINTIFF hereby voluntarily and knowingly releases and forever discharges PORTSIDE and RAMIUS and each of

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their respective predecessors, agents, employees, officers, directors, managers, members, shareholders, representatives, partners, successors and assigns, from all possible claims, demands, actions, causes of action, damages, costs or expenses and liabilities or obligations whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part from the beginning of the world to the date of this Agreement, which PLAINTIFF may now or hereafter have against PORTSIDE or RAMIUS and each of their respective predecessors, agents, employees, officers, directors, managers, members, shareholders, representatives, partners, successors and assigns, in their capacities as such, and irrespective of whether any such claims arise out of contract, tort, violation of law or regulations or otherwise, including, without limitation, the exercise of any rights and remedies in the Lawsuit. Provided however, this release of claims does not release, resolve, or discharge (i) any claim or cause of action against Manchester Securities Corp., Elliott Management Corporation, Gemini Investment Strategies, LLC, Gemini Master Fund, Ltd., or Provident Premier Master Fund, Ltd., (ii) the enforcement of this Agreement, the Subordinated Note, the 2005 Registration Rights Agreement, the Escrow Agreement or the Voting Rights Agreement against PLAINTIFF or its agents or (iii) PLAINTIFF'S or its agents' obligations under the terms of this Agreement, the Subordinated Note, the 2005 Registration Rights Agreement, the Escrow Agreement or the Voting Rights Agreement. PLAINTIFF shall not make any public statements that contradict the foregoing or otherwise disparage PORTSIDE or RAMIUS.

      5. Release of Claims by PORTSIDE and RAMIUS. In exchange for receiving a dismissal of the Lawsuit, with prejudice, satisfaction of the indebtedness evidenced by the Debentures and compliance with all terms set forth in this Agreement, each of PORTSIDE and RAMIUS voluntarily and knowingly releases and forever discharges PLAINTIFF and its predecessors, agents, employees, officers, directors, managers, partners, successors and assigns, from all possible claims, demands actions, causes of action, damages, costs or expenses and liabilities or obligations whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the date of this Agreement, which PORTSIDE or RAMIUS may now or hereafter have against PLAINTIFF or any of its predecessors, agents, employees, officers, directors, managers, partners, successors and assigns, in their capacities as such, and irrespective of whether any such claims arise out of contract, tort, violation of law or regulations or otherwise, including, without limitation, the exercise of any rights and remedies arising out of or under the Securities Purchase Agreement, the Second Securities Purchase Agreement, the Registration Rights Agreement, the Amendment and Conditional Waiver Agreement or the Debentures, but not including the exercise of any rights and remedies arising out of or under the Warrants, this Agreement, the Subordinated Note, the 2005 Registration Rights Agreement, the Escrow Agreement or the Voting Rights Agreement. PORTSIDE and RAMIUS shall not make any public statements that contradict the foregoing or otherwise disparage PLAINTIFF.

      6. Arms Length Negotiations. Each of the Parties acknowledges and agrees that it has relied upon its own judgment, belief and knowledge of the existence, nature and extent of each claim, demand or cause of action it may have against any other Party because of the Securities Purchase Agreement, the Second Securities Purchase Agreement, the Registration Rights Agreement,

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the Amendment and Conditional Waiver Agreement, the issuance of any Debentures or Warrants, the Transaction, and/or the Lawsuit, and as to each claim, demand or cause of action that is hereby settled, and that it has not been influenced to any extent in entering and executing this Agreement by any representations or statements regarding any such claims, demands or causes of action made by any other Party, except for the warranties and representations stated herein. The Parties acknowledge and agree that this Agreement is the product of arms-length negotiations. The Parties further acknowledge and agree that nothing contained in this Agreement or the 2005 Registration Rights Agreement or any actions taken by the Defendants in connection therewith shall be deemed an admission that the Defendants and the Other Defendants are, or constitute, a "group" under Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or created a presumption that they are, or ever acted as, a "group" under Sections 13 and 16 of the Exchange Act.

      7. No Prior Assignment. The Parties warrant that there has not been any assignment or transfer of any sort to any entity or person of any claim, demand or cause of action settled herein, in whole or part.

      8. Authority to Execute this Agreement. Each of the Parties warrants that it, or the person or entity signing upon behalf of the Party, has the full power, authority and legal right to execute, deliver and perform the terms of this Agreement and by virtue of its signature hereon, shall bind and obligate the Party to this Agreement, to be valid and enforceable against the Party.

      9. No Oral Modification. No amendment to, or modification or waiver of, any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Party or Parties against whom enforcement of the amendment, modification or waiver is sought.

      10. No Other Warranties. Except as expressly set forth in this Agreement, it is expressly understood and agreed that each of the Parties makes no warranty, express or implied.

      11. Severability. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the application of such provision in such circumstances shall be deemed modified to permit its enforcement to the maximum extent permitted by law, and both the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable and the remainder of this Agreement shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      12. Entire Agreement. This Agreement constitutes the full and complete agreement between the Parties with respect to the subject matter of this Agreement, or contemplated hereby, and there are no other oral or written agreements, except those authorized by the terms herein, in relation to the subject matter of this Agreement.

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      13. Additional Documents and Representations.

            (a) All Parties agree to cooperate fully and execute any and all supplementary documents, including, but not limited to, PLAINTIFF'S Motion to Dismiss attached hereto as Exhibit A, the Subordinated Note attached hereto as Exhibit B, the 2005 Registration Rights Agreement attached hereto as Exhibit C, the Escrow Agreement attached hereto as Exhibit D, the Voting Agreement attached as Exhibit E, and the subordination agreements described in Section 1(f) above, to take all additional actions and execute and deliver all additional documents which may be necessary or appropriate to give full force and effect to the basic terms and intent of this Agreement.

            (b) PLAINTIFF acknowledges that PORTSIDE is entering into the subordination agreements described in Section 1(f) above, severally and not jointly with any of the Other Defendants, as an accommodation to GECC and Webster Business Credit Corporation, and neither the entry into or performance of such Subordination Agreements by PORTSIDE and certain of the Other Defendants, nor the taking of any action by any of them in connection with such Agreements shall be deemed to constitute PORTSIDE and such Other Defendants as a partnership, association, joint venture or any other kind of entity, or create any presumption or be used as evidence that PORTSIDE and such Other Defendants are acting in any way in concert or as a group.

            (c) PLAINTIFF represents and warrants to PORTSIDE and RAMIUS that:

                  (i) after giving effect to the transactions contemplated by this Agreement, certain settlement agreements which may be entered into concurrently herewith with certain of the Other Defendants, the Indebtedness of PLAINTIFF (as that term is defined below), including PLAINTIFF'S indebtedness to GECC and Webster Business Credit Corporation, will be less than $52,346,462;

                  (ii) the Indebtedness of PLAINTIFF as of March 31, 2005, was
            approximately $42,701,000 (consisting of approximately $2,220,000 in insurance notes payable, $17,157,000 in equipment and real estate notes payable, $3,058,000 payable in connection with PLAINTIFF'S acquisition of Trussco, Inc., $9,170,000 payable to Webster Business Credit Corporation, and $11,097,000 payable to PORTSIDE and certain of the Other Defendants).

            (d) As used in this Agreement, "Indebtedness" means, with respect to PLAINTIFF and its consolidated subsidiaries collectively, but without duplication,

                  (i) all indebtedness of PLAINTIFF for borrowed money or for the deferred purchase price of property payment for which is deferred six (6) months or more, but excluding obligations to trade creditors incurred in the ordinary course of business that are unsecured and not overdue by more than six (6) months unless being contested in good faith,

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                  (ii) all reimbursement and other obligations with respect to letters of credit, bankers' acceptances and surety bonds, whether or not matured,

                  (iii) all obligations evidenced by notes, bonds, debentures or similar instruments,

                  (iv) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by PLAINTIFF (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property),

                  (v) all capital lease obligations and the present value
            (discounted at the index rate specified in the GECC Credit Agreement as in effect on the date hereof) of future rental payments under all synthetic leases,

                  (vi) all obligations of PLAINTIFF under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured,

                  (vii) all obligations of PLAINTIFF under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of PLAINTIFF arising from fluctuations in currency values or interest rates, in each case whether contingent or matured,

                  (viii) all Indebtedness referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien upon or in property or other assets (including accounts and contract rights) owned by PLAINTIFF, even though PLAINTIFF has not assumed or become liable for the payment of such Indebtedness, and

                  (ix) the obligations owed to GECC.

      14. Multiple Originals. This Agreement may be executed in any number of multiple originals by the different Parties hereto, each of which shall be deemed to be an original and all of which when taken together shall constitute one or more of the same instruments. No Party shall be bound by the terms of this Agreement unless and until each Party has properly executed an original of this Agreement.

      15. Effective Date. This Agreement shall be executed effective as of the date of the final signature below.

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      16. Headings. The paragraph headings used herein are for descriptive purposes only and have no substantive meaning, nor shall they affect the terms of this Agreement.

      17. No Contra Preferendum. Any ambiguity in this Agreement shall not be construed against any party because PLAINTIFF and Defendants equally participated by legal counsel of choice in the drafting of the Agreement.

      18. Voluntary and Informed Execution. The Parties mutually acknowledge and represent that they have been fully advised by their respective legal counsel of their rights and responsibilities under this Agreement, that they have read, know and understand completely the contents hereof and that they have voluntarily executed the same. PLAINTIFF represents and warrants that this Agreement has been approved by the unanimous vote of the members of its Board of Directors.

      19. Other Settlement Agreements. PLAINTIFF has not and shall not compromise and settle the Lawsuit with any of the Other Defendants on terms and conditions that are more favorable than the terms and conditions set forth herein. In the event that PLAINTIFF offers more favorable terms and conditions to any of the Other Defendants, either before or after the execution of this Agreement, the same terms shall be offered to PORTSIDE and RAMIUS for no additional consideration and without condition.

      EXECUTED effective as of the 17th day of May, 2005.

                                             OMNI ENERGY SERVICES CORP.

                                             By: /s/ G. Darcy Klug
                                                 ---------------------------
                                             Name: G. Darcy Klug
                                             Title: Executive Vice President

STATE OF LOUISIANA     Section
                       Section
PARISH OF LAFAYETTE    Section

      SUBSCRIBED AND SWORN TO before me on this the 13th day of May, 2005 to certify which witness my hand and official seal.

                                             /s/ Monica Gibson
                                             ---------------------------------
                                             Notary Public - State of Louisiana
                                             My Commission Expires: at death

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

                                             PORTSIDE GROWTH AND OPPORTUNITY
                                             FUND

                                             By: /s. Jeffrey M. Solomon
                                                 ----------------------------
                                             Name:  Jeffrey M. Solomon
                                             Title:  Authorized Signatory

STATE OF NEW YORK      Section
                       Section
COUNTY OF NEW YORK     Section

      SUBSCRIBED AND SWORN TO before me on this the 13 day of May, 2005 to certify which witness my hand and official seal.

                                             /s/ Marites B. Canlas-Mojica
                                             ----------------------------------
                                             Notary Public - State of New York
                                             My Commission Expires: February 22,
                                             2009

                                             RAMIUS CAPITAL GROUP, LLC

                                             By: /s/ Jeffrey M. Solomon
                                                 ------------------------------
                                             Name:  Jeffrey M. Solomon
                                             Title:  Authorized Signatory

STATE OF NEW YORK      Section
                       Section
COUNTY OF NEW YORK     Section

      SUBSCRIBED AND SWORN TO before me on this the 13th day of May, 2005 to certify which witness my hand and official seal.

                                             /s/ Marites B. Canlas-Mojica
                                             ----------------------------------
                                             Notary Public - State of New York
                                             My Commission Expires: February 22,
                                             2009

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